UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02192

The Dreyfus Sustainable U.S. Equity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2017

FORM N-CSR

Item 1.                         Reports to Stockholders.

The Dreyfus Sustainable U.S. Equity Fund, Inc.

ANNUAL REPORT May 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

The Dreyfus Sustainable U.S. Equity Fund, Inc.	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Sustainable U.S. Equity Fund, Inc., covering the 12-month period from June 1, 2016 through May 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly over the past year while bonds produced mixed returns in response to various economic and political developments. Equities began the reporting period in the midst of a sustained rebound from previous weakness as global economic data improved, commodity prices recovered, and U.S. monetary policymakers delayed additional rate hikes. After a bout of volatility in late June 2016, stocks continued to climb over the summer. The unexpected outcome of U.S. elections in November sent stocks sharply higher in anticipation of new fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first five months of 2017.

In the bond market, yields of high-quality government bonds declined to historical lows early in the reporting period due to robust investor demand for current income. Yields moved higher in late 2016 in anticipation of short-term interest-rate hikes and more stimulative U.S. fiscal policies, but they receded in early 2017 when political uncertainty caused some of those expectations to moderate. In contrast, lower-rated corporate-backed bonds generally fared well throughout the reporting period in a more business-friendly market environment.

Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity may be key to investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
June 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from June 1, 2016 through May 31, 2017, as provided by portfolio managers John Gilmore, Jeff Munroe, and Terry Coles of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended May 31, 2017, The Dreyfus Sustainable U.S. Equity Fund, Inc. Class A shares produced a total return of 16.25%, Class C shares returned 15.34%, Class I shares returned 16.65%, and Class Z shares returned 16.51%.1 Between their inception on September 30, 2016 and May 31, 2017, the fund’s Class Y shares produced a total return of 12.48%. In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of 17.45% for the 12-month reporting period.2

U.S. stocks gained ground amid better-than-expected corporate earnings, improving domestic growth prospects, and positive investor sentiment in the wake of U.S. elections. The fund produced lower returns than its benchmark, primarily due to underweighted exposure to the financials sector and an overweighted position in the consumer staples sector.

Effective May 1, 2017, The Dreyfus Third Century Fund, Inc. was renamed The Dreyfus Sustainable U.S. Equity Fund, Inc. In addition, Newton Investment Management (North America) replaced Mellon Capital Management as the sub-investment adviser to the fund, and John Gilmore, Jeff Munroe, and Terry Coles became the fund’s portfolio managers.

The Fund’s Investment Approach

Effective May 1, 2017, the fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes and sustainable business practices, and have no material unresolvable environmental, social, and governance (ESG) issues. The fund invests principally in common stocks, focusing on companies with market capitalizations of $5 billion or more at the time of purchase.  The fund may invest up to 20% of its assets in the stocks of foreign companies, including up to 10% in the stocks of companies in emerging market countries.

We use quantitative and qualitative fundamental analyses to identify attractively priced companies with good products, strong management, and strategic direction that have adopted, or are making progress towards, a sustainable business approach. We employ an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

Post-Election Optimism Drove Markets Higher

The reporting period began in the midst of a market rally when economic growth improved, labor markets strengthened, and commodity prices rebounded over the summer of 2016. While political and economic uncertainties caused U.S. stocks to dip in the weeks leading up to the presidential election in November, the election’s unexpected outcome quickly reenergized equity markets as investors anticipated lower corporate taxes, reduced regulatory constraints, and increased infrastructure spending. As a result, the Index climbed sharply through year-end.

U.S. stocks continued to gain value in early 2017, with strong corporate earnings and encouraging economic data driving the Index to record highs. Disappointing macroeconomic data and concerns about the new administration’s ability to enact its business-friendly policies slowed the market’s advance in March and April, but the Index ended the reporting period with double-digit gains. Financial stocks fared well for the reporting period overall, buoyed by rising lending

DISCUSSION OF FUND PERFORMANCE (continued)

margins. Information technology companies and many of the more economically sensitive, growth-oriented stocks in the industrials and materials sectors also outperformed market averages, while energy stocks and dividend-paying equities in the telecommunication services, real estate, and utilities sectors generally fell out of favor.

Fund Strategies Produced Mixed Results

Over the first 11 months of the reporting period, the fund was managed using a quantitative security selection process. During that time, the valuation factors considered by the process proved effective, but earnings sustainability and behavioral factors weighed to a degree on relative performance. In particular, underweighted exposure to the top-performing financials sector proved counterproductive, as did an overweighted position in the lagging consumer staples sector. Among individual stocks, holdings such as Signet Jewelers, Campbell Soup, and T. Rowe Price Group lost value, and the fund did not participate fully in gains posted by Bank of America and Apple. In contrast, relatively strong performers included NVIDIA, Quanta Services, and Tiffany & Co.

On May 1, 2017, the new portfolio management team began to transition the fund’s portfolio to reflect the fund’s changed investment objective and mandate. We substantially reduced the number of holdings in the portfolio, and focused on companies that, in our analysis, are poised to deliver sustainable, long-term investment performance while positively managing the impacts of their operations on the environment and society. While one month is an insufficient measure of long-term investment performance, we were nonetheless encouraged when holdings such as Cognizant Technology Solutions, Applied Materials, and Intuit performed strongly.

A Cautious Investment Posture

Despite optimism in some quarters about the prospects for global economies and financial assets, we have continued to temper our outlook due to concerns about certain profound structural and deflationary issues, including challenging demographics, technological change, heavy debt burdens, and a political climate that threatens globalization and free trade. In this environment, we think a long-term perspective and a flexible, discerning approach are essential to long-term investment success. As of the reporting period’s end, we have identified an ample number of opportunities in the information technology sector, and the fund holds underweighted exposure to energy stocks.

June 15, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through October 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Sustainable U.S. Equity Fund, Inc. Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares and the S&P 500® Index (the “Index”)

†  Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, Class Y and Class Z shares of The Dreyfus Sustainable U.S. Equity Fund, Inc. on 5/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 5/31/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/31/99	9.59%	11.81%	6.09%
without sales charge	8/31/99	16.25%	13.14%	6.71%
Class C shares
with applicable redemption charge †	8/31/99	14.34%	12.29%	5.93%
without redemption	8/31/99	15.34%	12.29%	5.93%
Class I shares	8/31/99	16.65%	13.51%	7.11%
Class Y shares	9/30/16	16.61%††	13.41%††	6.99%††
Class Z shares	3/29/72	16.51%	13.39%	6.98%
S&P 500® Index		17.45%	15.40%	6.93%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/16 (the inception date for Class Y shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Sustainable U.S. Equity Fund, Inc. from December 1, 2016 to May 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2017
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$6.66	$10.73	$4.88	$4.36	5.46
Ending value (after expenses)	$1,102.80	$1,098.70	$1,105.20	$1,105.60	1,104.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2017
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$6.39	$10.30	$4.68	$4.18	$5.24
Ending value (after expenses)	$1,018.60	$1,014.71	$1,020.29	$1,020.79	$1,019.75

† Expenses are equal to the fund’s annualized expense ratio of 1.27% for Class A, 2.05% for Class C, .93% for Class I, .83% for Class Y and 1.04% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2017

Common Stocks - 99.5%	Shares		Value ($)
Banks - 2.7%
Citigroup	138,454		8,382,005
Commercial & Professional Services - 5.4%
Equifax	73,243		10,019,642
Nielsen Holdings	177,167		6,817,386
			16,837,028
Consumer Durables & Apparel - 4.0%
Newell Brands	146,830		7,774,649
NIKE, Cl. B	88,914		4,711,553
			12,486,202
Consumer Services - 4.5%
McDonald's	94,218		14,216,554
Energy - .5%
National Oilwell Varco	51,125		1,670,254
Food & Staples Retailing - 2.3%
Costco Wholesale	40,136		7,241,738
Food, Beverage & Tobacco - 2.2%
Blue Buffalo Pet Products	297,403	[a]	6,985,996
Health Care Equipment & Services - 4.6%
Cerner	117,563	[a]	7,682,742
Medtronic	79,296		6,683,067
			14,365,809
Household & Personal Products - 4.3%
Procter & Gamble	154,910		13,646,022
Insurance - 4.5%
Intact Financial	75,977		5,218,304
Principal Financial Group	144,144		9,068,099
			14,286,403
Media - 6.0%
Discovery Communications, Cl. A	363,650	[a]	9,636,725
Walt Disney	85,571		9,236,534
			18,873,259
Pharmaceuticals, Biotechnology & Life Sciences - 5.3%
Gilead Sciences	255,124		16,554,996
Real Estate - 1.0%
Redwood Trust	184,298	[b]	3,118,322
Retailing - 7.4%
Dollar General	142,052		10,425,196

Common Stocks - 99.5% (continued)	Shares		Value ($)
Retailing - 7.4% (continued)
TripAdvisor	193,862	[a]	7,465,626
Wolseley	82,726		5,446,637
			23,337,459
Semiconductors & Semiconductor Equipment - 6.0%
Applied Materials	265,193		12,167,055
Maxim Integrated Products	137,338		6,564,756
			18,731,811
Software & Services - 22.5%
Accenture, Cl. A	35,706		4,444,326
Alphabet, Cl. A	14,066	[a]	13,884,408
Alphabet, Cl. C	9,400	[a]	9,069,684
Cognizant Technology Solutions, Cl. A	196,468		13,145,674
Facebook, Cl. A	34,000	[a]	5,149,640
Microsoft	272,445		19,027,559
Western Union	306,556		5,830,695
			70,551,986
Technology Hardware & Equipment - 10.6%
Apple	81,348		12,426,721
Intuit	65,099		9,155,523
Stratasys	151,794	[a]	4,083,259
Trimble	207,513	[a]	7,478,768
			33,144,271
Transportation - 2.5%
CH Robinson Worldwide	115,198		7,719,418
Utilities - 3.2%
Eversource Energy	163,528		10,150,183
Total Common Stocks (cost $288,953,821)			312,299,716
Other Investment - .1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $439,549)	439,549	[c]	439,549
Total Investments (cost $289,393,370)	99.6%		312,739,265
Cash and Receivables (Net)	.4%		1,177,935
Net Assets	100.0%		313,917,200

 aNon-income producing security.
bInvestment in real estate investment trust.
cInvestment in affiliated money market mutual fund.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	22.5
Technology Hardware & Equipment	10.6
Retailing	7.4
Media	6.0
Semiconductors & Semiconductor Equipment	6.0
Commercial & Professional Services	5.4
Pharmaceuticals, Biotechnology & Life Sciences	5.3
Health Care Equipment & Services	4.6
Insurance	4.5
Consumer Services	4.5
Household & Personal Products	4.3
Consumer Durables & Apparel	4.0
Utilities	3.2
Banks	2.7
Transportation	2.5
Food & Staples Retailing	2.3
Food, Beverage & Tobacco	2.2
Real Estate	1.0
Energy	.5
Money Market Investment	.1
99.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	288,953,821	312,299,716
Affiliated issuers	439,549	439,549
Cash		172,226
Receivable for investment securities sold		3,639,640
Dividends receivable		434,700
Receivable for shares of Common Stock subscribed		47
Prepaid expenses		94,313
		317,080,191
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		219,986
Payable for investment securities purchased		2,719,346
Payable for shares of Common Stock redeemed		85,199
Accrued expenses		138,460
		3,162,991
Net Assets ($)		313,917,200
Composition of Net Assets ($):
Paid-in capital		222,863,602
Accumulated undistributed investment income—net		2,919,308
Accumulated net realized gain (loss) on investments		64,788,395
Accumulated net unrealized appreciation (depreciation) on investments		23,345,895
Net Assets ($)		313,917,200

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	19,810,085	4,906,957	13,161,850	10,647	276,027,661
Shares Outstanding	1,493,428	421,562	972,592	787.4	20,402,985
Net Asset Value Per Share ($)	13.26	11.64	13.53	13.52	13.53

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,069,848
Affiliated issuers	9,464
Income from securities lending—Note 1(c)	20,752
Total Income	6,100,064
Expenses:
Management fee—Note 3(a)	2,232,081
Shareholder servicing costs—Note 3(c)	433,560
Professional fees	238,499
Directors’ fees and expenses—Note 3(d)	80,154
Registration fees	76,017
Distribution fees—Note 3(b)	43,061
Prospectus and shareholders’ reports	43,018
Custodian fees—Note 3(c)	24,636
Loan commitment fees—Note 2	6,846
Miscellaneous	26,507
Total Expenses	3,204,379
Less—reduction in expenses due to undertaking—Note 3(a)	(2,941)
Less—reduction in fees due to earnings credits—Note 3(c)	(7,312)
Net Expenses	3,194,126
Investment Income—Net	2,905,938
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	64,802,378
Net realized gain (loss) on forward foreign currency exchange contracts	15,925
Net Realized Gain (Loss)	64,818,303
Net unrealized appreciation (depreciation) on investments	(21,363,480)
Net Realized and Unrealized Gain (Loss) on Investments	43,454,823
Net Increase in Net Assets Resulting from Operations	46,360,761

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2017	[a]	2016
Operations ($):
Investment income—net	2,905,938		3,085,405
Net realized gain (loss) on investments	64,818,303		12,513,619
Net unrealized appreciation (depreciation) on investments	(21,363,480)		(28,239,034)
Net Increase (Decrease) in Net Assets Resulting from Operations	46,360,761		(12,640,010)
Distributions to Shareholders from ($):
Investment income—net:
Class A	(175,388)		(139,886)
Class C	(15,557)		(6,850)
Class I	(125,682)		(111,308)
Class Y	(122)		-
Class Z	(2,769,425)		(2,498,483)
Net realized gain on investments:
Class A	(853,022)		(2,598,498)
Class C	(287,004)		(890,755)
Class I	(445,295)		(1,315,766)
Class Y	(421)		-
Class Z	(10,894,429)		(32,487,966)
Total Distributions	(15,566,345)		(40,049,512)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,886,393		2,176,193
Class C	494,686		1,042,151
Class I	4,672,813		2,435,954
Class Y	10,000		-
Class Z	4,031,895		2,723,316
Distributions reinvested:
Class A	960,204		2,560,414
Class C	211,975		569,063
Class I	295,834		675,934
Class Z	12,982,553		33,179,620
Cost of shares redeemed:
Class A	(4,724,035)		(4,546,456)
Class C	(2,332,387)		(1,069,793)
Class I	(3,132,441)		(3,583,131)
Class Z	(29,101,508)		(20,422,268)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(13,744,018)		15,740,997
Total Increase (Decrease) in Net Assets	17,050,398		(36,948,525)
Net Assets ($):
Beginning of Period	296,866,802		333,815,327
End of Period	313,917,200		296,866,802
Undistributed investment income—net	2,919,308		3,080,292

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,
	2017	[a]	2016
Capital Share Transactions (Shares):
Class Ab
Shares sold	149,085		167,893
Shares issued for distributions reinvested	80,017		215,886
Shares redeemed	(376,830)		(359,752)
Net Increase (Decrease) in Shares Outstanding	(147,728)		24,027
Class C
Shares sold	45,710		91,687
Shares issued for distributions reinvested	20,054		54,094
Shares redeemed	(210,281)		(97,526)
Net Increase (Decrease) in Shares Outstanding	(144,517)		48,255
Class Ib
Shares sold	363,906		193,828
Shares issued for distributions reinvested	24,209		56,001
Shares redeemed	(243,857)		(275,956)
Net Increase (Decrease) in Shares Outstanding	144,258		(26,127)
Class Y
Shares sold	787.4		-
Class Zb
Shares sold	318,287		219,549
Shares issued for distributions reinvested	1,062,402		2,748,932
Shares redeemed	(2,283,154)		(1,586,299)
Net Increase (Decrease) in Shares Outstanding	(902,465)		1,382,182

[a]On September 30, 2016, the fund commenced offering Class Y shares.

[b]During the period ended May 31, 2017, 919 Class A shares representing $11,718 were exchanged for 901 Class I shares and during the period ended May 31, 2016, 10,007 Class Z shares representing $108,775 were exchanged for 9,786 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended May 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.02	14.38	14.82	12.76	10.24
Investment Operations:
Investment income—net[a]	.09	.11	.09	.10	.13
Net realized and unrealized gain (loss) on investments	1.80	(.69)	1.33	2.45	2.46
Total from Investment Operations	1.89	(.58)	1.42	2.55	2.59
Distributions:
Dividends from investment income—net	(.11)	(.09)	(.10)	(.14)	(.05)
Dividends from net realized gain on investments	(.54)	(1.69)	(1.76)	(.35)	(.02)
Total Distributions	(.65)	(1.78)	(1.86)	(.49)	(.07)
Net asset value, end of period	13.26	12.02	14.38	14.82	12.76
Total Return (%)[b]	16.25	(3.86)	9.81	20.37	25.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.23	1.20	1.22	1.25
Ratio of net expenses to average net assets	1.26	1.23	1.20	1.22	1.25
Ratio of net investment income to average net assets	.76	.86	.62	.70	1.11
Portfolio Turnover Rate	130.14	61.45	57.09	34.37	48.33
Net Assets, end of period ($ x 1,000)	19,810	19,733	23,248	24,320	17,562

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended May 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	10.63	12.93	13.52	11.72	9.43
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	.01	(.02)	(.01)	.04
Net realized and unrealized gain (loss) on investments	1.58	(.61)	1.21	2.23	2.27
Total from Investment Operations	1.58	(.60)	1.19	2.22	2.31
Distributions:
Dividends from investment income—net	(.03)	(.01)	(.02)	(.07)	-
Dividends from net realized gain on investments	(.54)	(1.69)	(1.76)	(.35)	(.02)
Total Distributions	(.57)	(1.70)	(1.78)	(.42)	(.02)
Net asset value, end of period	11.64	10.63	12.93	13.52	11.72
Total Return (%)[c]	15.34	(4.48)	9.00	19.33	24.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02	1.98	1.96	1.99	2.00
Ratio of net expenses to average net assets	2.01	1.98	1.96	1.99	2.00
Ratio of net investment income (loss) to average net assets	(.01)	.11	(.11)	(.07)	.35
Portfolio Turnover Rate	130.14	61.45	57.09	34.37	48.33
Net Assets, end of period ($ x 1,000)	4,907	6,017	6,698	5,800	4,332

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

Class I Shares	Year Ended May 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.25	14.63	15.04	12.95	10.39
Investment Operations:
Investment income—net[a]	.14	.15	.14	.14	.17
Net realized and unrealized gain (loss) on investments	1.83	(.70)	1.36	2.48	2.51
Total from Investment Operations	1.97	(.55)	1.50	2.62	2.68
Distributions:
Dividends from investment income—net	(.15)	(.14)	(.15)	(.18)	(.10)
Dividends from net realized gain on investments	(.54)	(1.69)	(1.76)	(.35)	(.02)
Total Distributions	(.69)	(1.83)	(1.91)	(.53)	(.12)
Net asset value, end of period	13.53	12.25	14.63	15.04	12.95
Total Return (%)	16.65	(3.55)	10.18	20.65	25.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.91	.90	.91	.90
Ratio of net expenses to average net assets	.93	.91	.90	.91	.90
Ratio of net investment income to average net assets	1.10	1.17	.96	1.01	1.46
Portfolio Turnover Rate	130.14	61.45	57.09	34.37	48.33
Net Assets, end of period ($ x 1,000)	13,162	10,150	12,499	8,629	4,558

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Period Ended
May 31, 2017[a]
Per Share Data ($):
Net asset value, beginning of period	12.70
Investment Operations:
Investment income—net[b]	.10
Net realized and unrealized gain (loss) on investments	1.42
Total from Investment Operations	1.52
Distributions:
Dividends from investment income—net	(.16)
Dividends from net realized gain on investments	(.54)
Total Distributions	(.70)
Net asset value, end of period	13.52
Total Return (%)[c]	12.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.96
Ratio of net expenses to average net assets[d]	.94
Ratio of net investment income to average net assets[d]	1.13
Portfolio Turnover Rate	130.14
Net Assets, end of period ($ x 1,000)	11

a From September 30, 2016 (commencement of initial offering) to May 31, 2017.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

Class Z Shares	Year Ended May 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.25	14.62	15.03	12.94	10.38
Investment Operations:
Investment income—net[a]	.13	.14	.13	.13	.15
Net realized and unrealized gain (loss) on investments	1.83	(.69)	1.35	2.47	2.51
Total from Investment Operations	1.96	(.55)	1.48	2.60	2.66
Distributions:
Dividends from investment income—net	(.14)	(.13)	(.13)	(.16)	(.08)
Dividends from net realized gain on investments	(.54)	(1.69)	(1.76)	(.35)	(.02)
Total Distributions	(.68)	(1.82)	(1.89)	(.51)	(.10)
Net asset value, end of period	13.53	12.25	14.62	15.03	12.94
Total Return (%)	16.51	(3.57)	10.06	20.50	25.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.03	.98	1.01	1.03
Ratio of net expenses to average net assets	1.02	1.03	.98	1.01	1.03
Ratio of net investment income to average net assets	.99	1.05	.86	.91	1.32
Portfolio Turnover Rate	130.14	61.45	57.09	34.37	48.33
Net Assets, end of period ($ x 1,000)	276,028	260,967	291,371	283,351	255,298

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Sustainable U.S. Equity Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. Effective May 1, 2017, Newton replaced Mellon Capital Management as the sub-investment adviser to the fund.

The fund’s Board of Directors (the “Board”) approved, effective May 1, 2017, a change in the fund’s name from “The Dreyfus Third Century Fund, Inc.” to “The Dreyfus Sustainable U.S. Equity Fund, Inc.”.

On September 30, 2016, the fund commenced offering Class Y shares. The fund authorized shares increased from 600 million to 700 million and 100 million Class Y shares were authorized.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized Class A shares decreased from 200 million to 100 million and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized six classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (200 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of May 31, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	301,634,775	-	-	301,634,775
Equity Securities - Foreign Common Stocks†	10,664,941	-	-	10,664,941
Registered Investment Company	439,549	-	-	439,549

† See Statement of Investments for additional detailed categorizations.

At May 31, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on

NOTES TO FINANCIAL STATEMENTS (continued)

the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2017, The Bank of New York Mellon earned $4,238 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2017 were as follows:

Affiliated Investment Company	Value 5/30/2016($)	Purchases($)	Sales ($)	Value 5/31/2017($)	Net Assets(%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	-	12,738,293	12,738,293	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	-	34,783,927	34,344,378	439,549.1
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	42,227,580	42,227,580	-	-
Total	-	89,749,800	89,310,251	439,549.1

† During the period ended November 30, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest

NOTES TO FINANCIAL STATEMENTS (continued)

and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $17,557,535, undistributed capital gains $50,191,622 and unrealized appreciation $23,304,441.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2017 and May 31, 2016 were as follows: ordinary income $3,086,174 and $4,832,526, and long-term capital gains $12,480,171 and $35,216,986, respectively.

During the period ended May 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $19,252 and decreased accumulated undistributed net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with Dreyfus, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Effective as of May 1, 2017, the Board approved a reduction in the management fee from an annual rate of .75% to an annual rate of .60% of the value of the fund’s average daily net assets. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. During the period ended May 31, 2017, there was no expense reimbursement pursuant to the Agreement.

Dreyfus has contractually agreed, from May 1, 2017 through October 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $2,941 during the period ended May 31, 2017.

Pursuant to the separate sub-investment advisory agreement between Dreyfus and Newton, Newton serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays Newton a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended May 31, 2017, the Distributor retained $2,560 from commissions earned on sales of the fund’s Class A and $15 from CDSCs on redemptions of the fund’s Class C shares.

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2017, Class C shares were charged $43,061 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2017, Class A and Class C shares were charged $49,341 and $14,354, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2017, Class Z shares were charged $169,689 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2017, the fund was charged $116,360 for transfer agency services and $9,717 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $7,312.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2017, the fund was charged $24,636 pursuant to the custody agreement.

During the period ended May 31, 2017, the fund was charged $11,454 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $155,959, Distribution Plan fees $3,256, Shareholder Services Plan fees $24,849, custodian fees $10,490, Chief Compliance Officer fees $4,826 and transfer agency fees $23,547, which are offset against an expense reimbursement currently in effect in the amount of $2,941.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2017, amounted to $390,591,056 and $418,136,854, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended May 31, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to

NOTES TO FINANCIAL STATEMENTS (continued)

sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At May 31, 2017, there were no outstanding forward contracts.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2017:

Average Market Value ($)
Forward contracts	28,751

At May 31, 2017, the cost of investments for federal income tax purposes was $289,434,824; accordingly, accumulated net unrealized appreciation on investments was $23,304,441, consisting of $28,327,909 gross unrealized appreciation and $5,023,468 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
The Dreyfus Sustainable U.S. Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Sustainable U.S. Equity Fund, Inc. (formerly The Dreyfus Third Century Fund, Inc.), including the statement of investments, as of May 31, 2017 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Sustainable U.S Equity Fund, Inc. at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2017

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 99.87% of the ordinary dividends paid during the fiscal year ended May 31, 2017 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,086,174 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund hereby reports $.5350 per share as a long-term capital gain distribution paid on December 2, 2016.

PROXY RESULTS (Unaudited)

A special meeting of the fund’s shareholders was held on March 9, 2017. The proposals considered at the meeting and the results were as follows:

	Shares
	For	Against	Abstain
To approve removing the fund’s current fundamental social investment policy and related fundamental social considerations regarding its investment strategy.	11,096,634	3,431,199	702,057
To approve a sub-investment advisory agreement between Dreyfus and Newton Investment Management (North America) Limited with respect to the fund.	11,343,073	2,656,314	1,230,503
To approve changing the fund’s investment objective.	11,165,607	3,312,619	751,664
To approve changing the fund’s investment objective from a fundamental policy to a non-fundamental policy.	10,426,486	4,133,203	949,473
To approve the implementation of a “manager of managers” arrangement whereby Dreyfus, under certain circumstances, would be able to hire and replace fund sub-advisers that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries of Dreyfus’ ultimate parent company, the Bank of New York Mellon Corporation (“BNY Mellon”), without obtaining shareholder approval.	10,480,439	3,563,313	1,186,138
To approve the implementation of a “manager of managers” arrangement whereby Dreyfus, under certain circumstances, and subject to the Securities and Exchange Commission’s issuance of an exemptive order to the fund and Dreyfus, would be able to hire and replace fund sub-advisers that are either unaffiliated or affiliated with Dreyfus (whether or not wholly-owned subsidiaries of BNY Mellon) without obtaining shareholder approval.	10,577,919	3,436,097	1,215,874
To approve changing a fundamental investment restriction regarding investing in commodities, real estate, oil and gas, including adopting a separate fundamental investment restriction regarding investing in physical commodities and certain derivative instruments.	10,837,370	3,546,415	846,105
To approve changing fundamental investment restrictions regarding issuer diversification.	11,100,692	3,060,293	1,068,905
To approve changing a fundamental investment restriction regarding industry concentration.	11,125,923	3,190,590	913,377
To approve changing a fundamental investment restriction on margin, including changing it to a non-fundamental policy.	10,788,199	3,361,425	1,080,266
To approve removing a fundamental investment restriction regarding short sales and certain derivative transactions.	10,576,958	3,636,798	1,016,134
To approve changing a fundamental investment restriction regarding underwriting the securities of other issuers.	10,693,248	3,451,162	1,085,480
To approve changing a fundamental investment restriction regarding investing in companies for the purpose of exercising control to a non-fundamental policy.	10,906,187	3,195,061	1,128,642
To approve removing a fundamental investment restriction regarding companies with limited operations.	10,916,430	3,151,399	1,162,061

PROXY RESULTS (continued)

	Shares
	For	Against	Abstain
To approve removing fundamental investment restrictions regarding investments in securities where affiliated persons are involved.	10,465,875	3,698,561	1,065,454
To approve removing a fundamental investment restriction regarding warrants.	10,607,149	3,394,068	1,228,673

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Isabel P. Dunst (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 34

———————

Nathan Leventhal (74)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 48

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (53)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Roslyn M. Watson (67)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (71)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

INTERESTED BOARD MEMBERS

J. Charles Cardona (61)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013), No. of Portfolios for which Board Member Serves: 34

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his previous affiliation with The Dreyfus Corporation.

———————

Gordon J. Davis (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Membership During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

The Dreyfus Sustainable U.S. Equity Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DTCAX Class C: DTCCX Class I: DRTCX Class Y: DTCYX Class Z: DRTHX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2017 MBSC Securities Corporation 0035AR0517

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,856 in 2016 and $34,702 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,430 in 2016 and $13,980 in 2017.  For the fiscal year ended 2016, these services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.  For the fiscal year ended 2017, these services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,284 in 2016 and $3,462 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,247 in 2016 and $1,577 in 2017.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,426,949 in 2016 and $23,215,229 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and               Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Sustainable U.S. Equity Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    July 27, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)